Exhibit 99.1

The Evolution of Therapeutic Filtration to Improve Hepatitis-C Virus (HCV) Treatment Outcomes

Therapeutic filtration of HCV from the entire  circulatory system with a medical device has been clinically demonstrated to improve treatment outcomes when administered at the outset of standard of care (SOC) drug therapy. This summary overview, which includes an introduction to the Aethlon Hemopurifier®, is for informational purposes only.

Forward Looking Statements for Informational Purposes Only

About HCV Infection

SOC Drug Therapy Outcomes

About Therapeutic Filtration + SOC Drug Therapy

The Goal of Therapeutic Filtration + SOC Drug Therapy

Advantages of Therapeutic Filtration as an Adjunct to SOC

Two Therapeutic filtration strategies have been tested in HCV infected patients

VRAD - Virus Removal and Eradication by Doubld Filtration Plasmapheresis (DFPP)

SVR rates in patients treated with interferon-ribavirin SOC VRAD therapy

VRAD Treatment Outcomes

The Hemopurifier the first medical device to selectively remove HCV and related immunosuppressive proteins from circulation

The Hemopurifier vs VRAD

The Hemopurifier vs. Asahi V-RAD

The Hemopurifier also has the advantage of being delivered through the established global infrastructure of dialysis stations.

Additional Infrastructure to Deliver Hemopurifier Theraphy includes CRRT machines portable pump configurations

A Study of the Hemopurifier + SOC Drug Theraphy is Now Underway

The Hemopurifier - Other selected quick facts

Company Contacts

Aethlon Medical, Inc.

The Evolution of Therapeutic Filtration to Improve Hepatitis-C Virus (HCV) Treatment Outcomes



An Introductory Summary

February 1, 2011

aethlon MEDICAL, INC.

Therapeutic filtration of HCV from the entire circulatory system with a medical device has been clinically demonstrated to improve treatment outcomes when administered at the outset of standard of care (SOC) drug therapy. This summary overview, which includes an introduction to the Aethlon Hemopurifier®, is for informational purposes only.



FORWARD LOOKING STATEMENTS FOR INFORMATIONAL PURPOSES ONLY

THIS INTRODUCTORY SUMMARY IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS MEDICAL ADVICE OR A DOCUMENT TO MARKET THE AETHLON HEMOPURIFIER®. OUR HEMOPURIFIER® IS A CLINICAL STAGE DEVICE AND IS NOT CLEARED FOR USE IN THE MARKETPLACE BY REGULATORY AGENCIES. ADDITIONALLY, THIS SUMMARY MAY CONTAIN PREDICTIONS, ESTIMATES, AND OTHER FORWARD LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES, INCLUDING WHETHER AND WHEN OUR HEMOPURIFIER® AND OTHER PRODUCT OFFERINGS ARE SUCCESSFULLY DEVELOPED AND INTRODUCED, MARKET ACCEPTANCE OF OUR HEMOPURIFIER® AND OTHER PRODUCT OFFERINGS, REGULATORY DELAYS, MANUFACTURING DELAYS, AND OTHER RISKS DETAILED IN OUR SEC FILINGS ACCESSIBLE ONLINE AT WWW.SEC.GOV OR WWW.AETHLONMEDICAL.COM

About HCV Infection

The U.S. National Institutes of Health (NIH) reports an estimated 180 million people worldwide are afflicted with chronic HCV infection. Of people infected, 55 to 85% of will develop chronic infection, and 75% of those will develop chronic liver disease. Standard of care (SOC) drug therapy is represented by a two drug combination of interferon and ribavirin. The primary goal of SOC drug therapy is the achievement of a sustained virologic response (SVR), defined as undetectable viral load six months after completion of SOC drug therapy. According to the NIH, 15-25% of HCV infected patients will recover completely.

SOC Drug Therapy Outcomes

- The largest study of HCV infected individuals pursuing 48-week SOC drug therapy was a study of 4,469 genotype 1 patients published by McHutchison in The New England Journal of Medicine in August of 2009.
- 31% (1,399 of 4,469) of patients screened for participation were excluded from the study.
- 54% (1,654 of 3,070) of treated patients completed the SOC treatment regimen.
- 39.6% (1,215 of 3,070) of treated patients who completed SOC therapy achieved a SVR.
- 27% (1,215 of 4,469) of the total patients screened for study participation achieved a SVR.
- No data recorded for patients who may have relapsed after achieving a SVR.

aethlon MEDICAL, INC.

About Therapeutic Filtration + SOC Drug Therapy

Therapeutic filtration of circulating HCV represents an emerging extracorporeal device strategy to lower and accelerate early viral depletion when administered at the outset of SOC drug therapy.

The Goal of Therapeutic Filtration + SOC Drug Therapy

- To improve early viral depletion kinetics to levels highly associative with a SVR.
- To provide HCV infected patients a mechanism to initiate SOC drug therapy with a lower viral burden.
- To accelerate 1st phase (first 24 hrs) viral decline in patients treated with SOC.
- To accelerate 2nd phase viral decline in patients treated with SOC.

aethlon MEDICAL, INC.

Advantages of Therapeutic Filtration as an Adjunct to SOC

- Improves viral clearance without adding drug toxicity
- Improves viral clearance without introducing new drug interaction risks
- Provides a mechanism to address all genotypes of HCV

aethlon MEDICAL, INC.

Two therapeutic filtration strategies have been tested in HCV infected patients

- The VRAD, a market approved device from Asahi Kasei Kuraray Medical CO. (Japan)
- The Hemopurifier®, a clinical stage device from Aethlon Medical, Inc. (United States)

aethlon MEDICAL, INC.

VRAD - Virus Removal and Eradication by Double Filtration Plasmapheresis (DFPP)

- Approved for market use in chronic HCV infection by Japan's Ministry of Health, Labour and Welfare
- Reimbursed by the Japanese Health Insurance Bureau
- The device integrates two plasma filters and multiple pumps to remove HCV and all other particles between 30nm and 250nm in size

aethlon MEDICAL, INC.

The following slide analyzes SVR rates in patients treated with interferon-ribavirin SOC with and without the administration of VRAD therapy*

*Based on three treatments / one per day over three consecutive days
Administered at outset of SOC drug therapy
Average treatment time of 3 hrs 14 minutes
Average viral load reduction of 26% per treatment

aethlon MEDICAL, INC.

VRAD Treatment Outcomes


80
60
40
20
0
SVR%
50
70.8
50
77.8
28.6
71.4
SOC
SOC+VRAD
SOC
SOC+VRAD
SOC
SOC+VRAD
all patients
retreated
non-responders


aethlon
Hemopurifier(R)
aethlon
Hemopurifier(R)

The Hemopurifier®

The first medical device to <u>selectively</u> remove HCV and related immunosuppressive proteins from circulation

The Hemopurifier® vs. VRAD Viral Depletion Analysis

- Average VRAD treatment period of 3 hrs 14 min with benefit of SOC drug therapy (n=72 treatments)

- Average Hemopurifier® treatment period of 4 hrs in absence of SOC drug therapy benefit (n=24 treatments)



Per-treatment viral load reduction %
70
52.5
35
17.5
0
26
64
Asahi V-RAD
Hemopurifier®

The Hemopurifier® vs. Asahi V-RAD

- In addition to improving viral clearance;
- The Hemopurifier® provides a selective capture mechanism which allows for greater safety, thereby permitting longer and more frequent administration to further optimize treatment outcomes;
- The Hemopurifier® removes immunosuppressive proteins shed by HCV that cannot be addressed by VRAD;
- The Hemopurifier® is a sealed single-use disposable cartridge vs. multiple cartridge and pump set-required by VRAD.

The Hemopurifier® also has the advantage of being delivered through the established global infrastructure of dialysis stations (90,000+ in U.S. alone)





Additional Infrastructure to Deliver Hemopurifier® Therapy Includes:

- CRRT machines already located in hospitals and clinics
- Portable pump configurations





A Study of the Hemopurifier® + SOC Drug Therapy is Now Underway

- Patient enrollment has been initiated at the Medanta Medicity Institute in India - www.medanta.org
- Additional details can be accessed from the Clinical Trials Registry - India (CTRI) link: http://ctri.nic.in/clinicaltrials/index.jsp
- Up to 30 patients / up to 6 treatments in first 3 days of SOC
- Early clinical endpoints include:
  - Immediate Virologic Response (IVR)
  - Rapid Virologic Response (RVR)
  - Early Virologic Response (EVR)

aethlon MEDICAL, INC.

The Hemopurifier®

Other Selected Quick Facts

- 70 human treatment experiences administered to date
- An Investigation Device Exemption (IDE) to initiate U.S. studies has been filed with FDA
- Substantial viral load reductions have also been observed in a human HIV study performed in the absence of antiviral drugs
- GMP manufacturing has been established in an FDA approved facility
- The Hemopurifier® has proven broad-spectrum capabilities against viral bioterror and pandemic threats
- The device has been discovered to capture tumor-secreted exosomes known to suppress the immune system of cancer patients

aethlon MEDICAL, INC.

Company Contacts

Jim Joyce
Chairman, CEO
858.459.7800 x301
jj@aethlonmedical.com

Rod Kenley
President
858.459.7800 x309
rkenley@aethlonmedical.com

Rick Tullis
Chief Science Officer
858.459.7800 x304
rhtullis@aethlonmedical.com



aethlon MEDICAL, INC.

8910 University Center Lane, Suite 660
San Diego, CA. 92122

www.AethlonMedical.com